Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
September 30, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4269%



        Excess Protection Level
          3 Month Average   4.59%
            September, 1997   4.76%
            August, 1997   4.52%
            July, 1997   4.48%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.80%


        Base Rate                                    7.90%


        Over 35 Day Delinquency                      4.84%


        Seller's Interest                           12.31%


        Total Payment Rate                          12.46%


        Total Principal Balance                     $30,549,822,447.26


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,759,687,928.77